UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2023

Hasbro, Inc.
(Exact name of registrant as specified in its charter)

Rhode Island	1-6682	05-0155090
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1027 Newport Avenue Pawtucket, Rhode Island	02861
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (401) 431-8697

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.50 par value per share	HAS	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 12, 2023, Hasbro, Inc. (the “Company”) and its subsidiary Hasbro SA entered into a First Amendment to the Second Amended and Restated Revolving Credit Agreement (the “First Amendment to the Credit Agreement”) with Bank of America, N.A., as administrative agent, swing line lender, a letter of credit issuer and a lender and certain other financial institutions, as lenders and letter of credit issuers (the “Credit Agreement”). The First Amendment to the Credit Agreement amends the Credit Agreement to replace the London InterBank Offered Rate “LIBOR” with the Secured Overnight Financing Rate “SOFR” as the interest rate benchmark.

On April 12, 2023, the Company also entered into a First Amendment to the Term Loan Agreement (the “First Amendment to the Term Loan Agreement”) with Bank of America, N.A., as administrative agent, and certain financial institutions, as lenders (the “Term Loan Agreement”). The First Amendment to the Term Loan Agreement amends the Term Loan Agreement to replace the London InterBank Offered Rate “LIBOR” with the Secured Overnight Financing Rate “SOFR” as the interest rate benchmark.

The foregoing descriptions of the First Amendment to the Credit Agreement and the First Amendment to the Term Loan Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of the First Amendment to the Credit Agreement and the full text of the First Amendment to the Term Loan Agreement which are filed as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit Description

10.1	First Amendment to the Credit Agreement dated April 12, 2023.

10.2	First Amendment to the Term Loan Agreement dated April 12, 2023.

104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HASBRO, INC.

	By:	/s/ Deborah Thomas
Name: Deborah Thomas Title: Executive Vice President and Chief Financial Officer (Duly Authorized Officer and Principal Financial Officer)
Date: April 14, 2023